Subsequent Events	9 Months Ended
Sep. 30, 2013
Subsequent Events [Abstract]
Subsequent Events
Subsequent Events
On October 10, 2013 the Company reached a settlement agreement for non-payment during the recent mobilization period in regards to the West Aquarius rig. This agreement was reached in principal as of the balance sheet date and has been treated as a type 1 subsequent event. The impact of this settlement agreement has been reflected in our results for the three months and nine months ended September 30, 2013. The amount of $22.1 million excluding relevant taxes has resulted as a reduction in revenues and accounts receivables. On November 27, 2013 the company signed an agreement with Exxon Mobil for an 18 month extension of the West Aquarius.
On October 18, 2013 the Company completed the transaction to acquire the company that owns the T-16 tender rig from Seadrill Limited for a total purchase price of $200 million. The acquisition consisted of assumption of debt through a back to back arrangement with Seadrill Limited for $93 million which is equivalent to the amount of debt outstanding under the credit facility secured by the T-16. The Company issued $107 million in unregistered common units (3,310,622 common units) to Seadrill Limited as consideration for the purchase. This transaction is to be treated as a business combination between entities under common control for accounting purposes.
On November 14, 2013 the Company paid a quarterly cash distribution with respect to the quarter ended September 30, 2013 of $0.4275 per unit.